Q3 2020 Earnings Call November 5, 2020

Forward Looking Statements 2 We have made statements in this presentation lease that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as our (1) expectations and assumptions regarding the possible impact from the COVID-19 pandemic on us and our customers, including on our businesses, financial position, results of operations and cash flows and the goodwill associated with our reporting units, (2) expected benefits, costs and actions related to, and timing of, Project Summit, (3) anticipated capital expenditures and possible funding sources, (4) expected data center leasing, (5) expected results of operations, including revenue and Adjusted EBITDA, (6) targeted leverage ratio and dividend goals, and (7) other forward-looking statements related to our business, results of operations and financial condition. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) the severity and duration of the COVID-19 pandemic and its effects on the global economy, including its effects on us, the markets we serve and our customers and the third parties with whom we do business within those markets, (ii) our ability to execute on Project Summit and the potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategic growth plan, (iii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes, (iv) changes in customer preferences and demand for our storage and information management services, including as a result of the adoption of alternative technologies and shifts to storage of data through non-paper based technologies, (v) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, expand internationally, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and grow our business through joint ventures, (vi) changes in the amount of our capital expenditures, (vii) our ability to raise debt or equity capital and changes in the cost of our debt, (viii) the cost and our ability to comply with laws, regulations and customer demands, including those relating to data security and privacy issues, as well as fire and safety standards, (ix) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or information technology systems and the impact of such incidents on our reputation and ability to compete; (x) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services;(xii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (xiii) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xv) the cost or potential liabilities associated with real estate necessary for our business; (xvi) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xviii) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this report. "Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the Supplemental Reporting Information.

Q3 Performance 3 Executing amidst continued uncertainty • Top-line resilience in physical storage and growing data center businesses, Adjusted EBITDA margin expansion, and maintaining strong cash generation track record • Continued investments in innovation and product development • Project Summit progressing well; on track to realize structural cost savings of $375 million exiting 2021 Physical Storage business remains resilient • Total organic storage rental revenue growth accelerated modestly from last quarter; up 2.5% • Strong revenue management results as well as growth in emerging markets and consumer business • Total global organic volume increased 2 million cubic feet Q/Q; declines in Records Management more than offset by Consumer and Fine Art storage Global Data Center momentum continued • After fully leasing out the 27 MW for Frankfurt, we sold that facility into a €300+ million strategic joint venture with AGC Equity Partners, which will allow us to recycle proceeds into higher return development projects • 12.3 MW of new and expansion leases executed in Q3; nine-month leasing of approximately 51 MW • Expect leasing momentum to continue with a strong pipeline for Q4, leading to over 55 MW of new leases for the year versus our original guidance of 15 to 20 MW

Durable Global Storage Portfolio 4 Worldwide Storage Volume Note: Business acquisitions volume acquired during the quarter included in total volume; Q1 2020 includes ~18 million cubic feet from the acquisition of OSG Records Management.

Continued Data Center Strength 5 ● Formed strategic JV with AGC Equity New VA-2 Data Center in Manassas, VA Partners for a €300 million+ partnership ○ Design and develop fully pre-leased Frankfurt data center ● 12+ MW of new and expansion leases signed in Q3; 51 MW year to date ○ Strong hyperscale activity coupled with great momentum in retail colocation ● Now expect 55+ MW of new and expansion leasing in 2020 ● Development pipeline increased to ~50 MW

Q3 Financial Performance 6 Constant Currency Organic In millions, except per-share data Q3-20 Q3-19 Y/Y % Y/Y% Growth(1) Revenue $1,037 $1,062 -2.4% -2.1% -3.4% Storage $696 $673 3.4% 3.8% 2.5% Service $340 $389 -12.5% -12.2% -13.5% Gross Profit $602 $613 -1.7% -1.5% Gross Profit Margin 58.1% 57.7% 40 bps SG&A Expenses $232 $237 -2.1% -1.9% Income (Loss) from Continuing Operations $39 $108 -64.4% Adjusted EBITDA(2) $370 $376 -1.5% -1.3% Adjusted EBITDA Margin 35.7% 35.4% 30 bps Net Income (Loss) $39 $108 -64.4% Adjusted EPS(2) $0.31 $0.32 -3.1% AFFO(2) $213 $225 -5.4% Dividend/Share $0.62 $0.61 1.2% Fully Diluted Shares Outstanding 289 288 0.4% (1) Constant currency excluding impact from business acquisitions and divestitures. (2) Reconciliation for Adjusted EBITDA, Adjusted EPS and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on pages 11 and 13, respectively.

Balance Sheet Remains Well Positioned 7 Balance Sheet Highlights as of Successful Bond Offerings Net Lease Adjusted Leverage 9/30/20 • Completed two • ~$1.7 billion of liquidity leverage-neutral • ~86% Fixed Rate Debt bond offerings for a total of ~ $3.5 billion in June and • 4.6% weighted average August interest rate • Extended maturity profile • 7.7 years by 2+ years weighted-average maturity • Debt covenants now more in-line with REIT peers Source: J.P. Morgan REIT Weekly U.S. Real Estate report October 2, 2020 and company reports

Capital Allocation Strategy Has Not Changed 8 • Sustain the dividend at current level • Long-term target leverage ratio of 4.5x – 5.5x • Reinvest in the business through growth Capital Expenditures • Invest in accretive M&A • Growth capital from capital recycling as well as debt finance in-line with Adjusted EBITDA growth

Key Takeaways 9 Top-line resilience in our physical Storage and growing Data Center businesses Expanded Adjusted EBITDA margins while continuing to invest in innovation and new product development Financially healthy with strong and reliable cash flow in an uncertain economic environment Project Summit is progressing well; on track to realize structural cost savings of $375 million per year exiting 2021 Leveraging the opportunity in this rapidly changing environment to reaffirm our commitment to our strategy of growth through increased product offerings in the physical storage area as well as continued rapid growth in data center and digitization